Matson Money U.S. Equity VI Portfolio
Schedule of Investments
May 31, 2025 (Unaudited)

OPEN-END FUNDS - 99.2%	Shares	Value
U.S. Large Cap Value Portfolio III - Class Institutional (a)	218,148	$6,876,028
U.S. Large Company Portfolio - Class Institutional (a)	96,829	3,802,482
U.S. Micro Cap Portfolio - Class Institutional (b)	149,136	4,031,142
U.S. Small Cap Portfolio - Class Institutional (b)	86,740	4,013,460
U.S. Small Cap Value Portfolio - Class Institutional (b)	60,218	2,682,131
VA U.S. Large Value Portfolio (b)	32,453	1,057,330
VA U.S. Targeted Value Portfolio (b)	191,126	4,021,288
TOTAL OPEN-END FUNDS (Cost $22,218,644)		26,483,861

SHORT-TERM INVESTMENTS - 1.0%		Value
Money Market Funds - 1.0%	Shares
STIT-Government & Agency Portfolio - Class Institutional, 4.24% (c)	278,003	278,003
TOTAL SHORT-TERM INVESTMENTS (Cost $278,003)		278,003

TOTAL INVESTMENTS - 100.2% (Cost $22,496,647)		26,761,864
Liabilities in Excess of Other Assets - (0.2)%		(44,046)
TOTAL NET ASSETS - 100.0%		$26,717,818
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Portfolio holdings are subject to change at any time.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Matson Money U.S. Equity VI Portfolio (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$21,405,243	$–	$–	$21,405,243
Investments Measured at Net Asset Value (a)	–	–	–	5,078,618
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	–
Money Market Funds	278,003	–	–	278,003
Total Investments (b)	$21,683,246	$–	$–	$26,761,864

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

(b)	Please refer to the Portfolio of Investments for further details.